Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MEDirect Latino, Inc. (the “Company”) on Form 10-Q/A for the period ending September 30, 2006 (the “Report”), Debra L. Towsley, Principal Executive Officer and Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the Company’s financial position and results of operations.

Date: June 28, 2007	By:	/s/ Debra L. Towsley

Principal Executive Officer and Principal Financial and Accounting Officer